JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated May 30, 2017 to PROSPECTUSES dated May 1, 2017

Correction to Variable Investment Options List

This Supplement applies to VENTURE® 4 SERIES VARIABLE ANNUITY, VENTURE® 7 SERIES VARIABLE ANNUITY, VENTURE® FRONTIER VARIABLE ANNUITY, VENTURE® OPPORTUNITY A-SERIES VARIABLE ANNUITY and VENTURE® OPPORTUNITY O-SERIES VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated May 1, 2017.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

This Supplement corrects an error in the “Portfolio Investment Objectives” table in “IV. General Information about Us, the Separate Accounts and the Portfolios” in the Annuity Prospectus. Two funds – Lifestyle Aggressive MVP and Lifestyle Aggressive PS Series – were listed in the table but in fact are not offered with the Contracts. The listings for these funds have been removed from the table.

You should retain this Supplement for future reference.

Supplement dated May 30, 2017

05/17:VAPS46	333-172473	333-172474
	333-172476 333-169795 333-176427 333-176431	333-172475 333-169797 333-176428 333-176430

1